UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 8, 2023

_______________________________

AQUA POWER SYSTEMS INC.

(Exact name of registrant as specified in its charter)

_______________________________

Nevada	000-56361	27-4213903
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2180 Park Ave North, Unit 200

Winter Park, FL 32789

(Address of Principal Executive Offices) (Zip Code)

(407) 674-9444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 Other Events.

On February 6, 2023, an addendum was made to Aqua Power Systems, Inc’s Multiparty Stock Purchase Agreement (the “SPA”), of December 28, 2022, by and among Timothy E. Evans (“T. Evans”), James L. Evans (“J. Evans”), BulwarkCapital, L.L.C. (“Bulwark” and with T. Evans and J. Evans, the “Sellers”), and Joseph M. Davis (“J. Davis”); in addition to a Contract Assignment Agreement (“Assignment).

The parties agree to amend the first payment to be based on Aqua Power Systems Inc. filing a registration statement by February 17, 2023 and that the first payment shall begin commencing on the sixtieth (60th) day following the date on which the registration by Aqua Power Systems, Inc. of its securities with the U.S. Securities and Exchange Commission (the “Commission”) has been qualified or declared effective and continuing every ninetieth (90th) day thereafter until the Purchase Price and all accrued but unpaid interest thereon has been paid in full.

A copy of the full addendum is attached as an exhibit.

Forward-Looking Statements

This Current Report on Form 8-K (“8-K”) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, about us and our industry that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this 8-K, including statements regarding guidance, our future results of operations or financial condition, business strategy and plans, user growth and engagement, product initiatives, and objectives of management for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “excited,” “expect,” “going to,” “intend,” “may,” “opportunity,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” or the negative of these words or other similar terms or expressions. We caution you that the foregoing may not include all of the forward-looking statements made in this 8-K.

You should not rely on forward-looking statements as predictions of future events. We have based the forward-looking statements contained in this 8-K primarily on our current expectations and projections about future events and trends, including our financial outlook, the macroeconomic environment, geo-political conflicts, and the COVID-19 pandemic, that we believe may continue to affect our business, financial condition, results of operations, and prospects. These forward-looking statements are subject to risks and uncertainties related to: our financial performance; our lack of historical profitability; our ability to generate and sustain positive cash flow; our ability to attract and retain users, publishers, and advertisers; competition and new market entrants; managing our international expansion and our growth and future expenses; compliance with new laws, regulations, and executive actions; our ability to maintain, protect, and enhance our intellectual property; our ability to succeed in existing and new market segments; our ability to attract and retain qualified and key personnel; our ability to repay outstanding debt; future acquisitions, divestitures or investments; and the potential adverse impact of climate change, natural disasters, health epidemics, and war or other armed conflict, as well as risks, uncertainties, and other factors described in “Risk Factors” and elsewhere in our most recent periodic report filed with the U.S. Securities and Exchange Commission, or SEC, which is available on the SEC’s website at www.sec.gov. Additional information is available in APSI.’s periodic reports filed with the SEC. In addition, any forward-looking statements contained in this 8-K are based on assumptions that we believe to be reasonable as of this date. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of this 8-K or to reflect new information or the occurrence of unanticipated events, including future developments related to the macroeconomic environment, geo-political conflicts, and the COVID-19 pandemic, except as required by law.

ITEM 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Exhibit Description
99.1	Tradition First Payment Timing Addendum.
104	Cover Page Interactive Data File (formatted in inline XBRL, and included in exhibit 101).

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AQUA POWER SYSTEMS INC.
Date: February 8, 2023
	By	/s/ Stephen Carnes
Name: Stephen Carnes Title: Director/Secretary

3